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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): AUGUST 27, 1997



                           VIDEO SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                DELAWARE                                  000-23388                               13-3735647
    (State or other jurisdiction of               (Commission File Number)               (IRS Employer Identification
             incorporation)                                                                        Number)


              240 PEGASUS AVENUE, NORTHVALE, NJ              07647
           (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (201) 767-1000

        INTERNATIONAL POST LIMITED, 545 FIFTH AVENUE, NEW YORK, NY 10017
         (Former name or former address, if changed since last report.)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              On August 27, 1997, the Registrant, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 27, 1997, among International Post Limited ("IPL"), Video Services Corporation ("Video") and Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck (the stockholders of Video), completed the merger of IPL and Video (the "Merger"). Pursuant to the Merger Agreement, the stockholders of Video exchanged all of their shares of common stock, par value $.01 per share, of Video for 7,223,445 shares of common stock, par value $.01 per share (the "Common Stock"), of IPL (such amount included 212,096 shares of Common Stock which replaced an equal number of shares of Common Stock owned by Video which were cancelled). After the Merger, the stockholders of Video owned an aggregate of approximately 54.6% of the Common Stock. Upon completion of the Merger, IPL changed its name to Video Services Corporation. The press release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and incorporated by reference herein.

              Pursuant to the Merger Agreement, IPL designated 3 directors on the Registrant's Board of Directors (the "Board") and Video designated 4 directors on the Board.

              A Registration Statement on Form S-3, as amended, registering the resale of the Common Stock which was issued to the Video stockholders in the Merger, was filed with the Securities and Exchange Commission and became effective as of August 28, 1997.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

              (a) For information related to the date and manner of the acquisition and a brief description of the assets involved, the nature and amount of consideration given or received therefor, the principle followed in determining the amount of such consideration, the identity of the persons from whom the assets were acquired and the nature of any material relationship between such persons and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer see Item 1 hereto and IPL's Proxy Statement for a special meeting of stockholders held on August 26, 1997 (the "Proxy Statement"). The Proxy Statement which includes the Merger Agreement as Appendix A, other than the section entitled "The Merger--Fairness Opinion" and Appendix B (Opinion of Montgomery Securities) thereto, is incorporated herein by reference.

ITEM 4.  CHANGES IN REGISTRANT'S ACCOUNTANT.

         As of August 27, 1997, the Registrant retained the services of Ernst & Young LLP (Video's previous principal accountant) as their principal accountant to audit the Registrant's financial statements. The Registrant dismissed Arthur Andersen LLP (IPL's previous principal accountant) as their principal accountant. The decision to change accountants was recommended by the Board.
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         Arthur Andersen LLP's report on the financial statements for either of the past two years has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         Since August 1, 1995, there have been no disagreements between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a) The financial statements required to be filed by Item 7(a) of this Form 8-K will be filed by the Registrant within 60 days after the date that this Form 8-K must be filed with the Securities and Exchange Commission.

         (b) The pro forma financial information required to be filed by Item 7(b) of this Form 8-K will be filed by the Registrant within 60 days after the date that this Form 8-K must be filed with the Securities and Exchange Commission.

         (c)  Exhibits.

         2.1 Agreement and Plan of Merger, dated as of June 27, 1997, among International Post Limited, Video Services Corporation and Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck (incorporated by reference to Exhibit 10.57 to Current Report on Form 8-K (File No. 000-23388) filed with the Securities and Exchange Commission on July 8, 1997).

         16.1     Arthur Andersen LLP letter re change in certifying accountant.

         99.1     Press Release announcing the completion of the Merger.

ITEM 8.       CHANGE IN FISCAL YEAR.

         The Registrant has determined that as of August 27, 1997 its fiscal year will end on June 30. The Registrant's Form 10-Q for the quarter ending September 30, 1997 will include the results of the combined entity from the date of the Merger.
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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           VIDEO SERVICES CORPORATION



                               By: /s/  Louis H. Siracusano
                                   ---------------------------------------------
                                    Name:  Louis H. Siracusano
                                    Title: President and Chief Executive Officer


Date: September 4, 1997
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                                INDEX TO EXHIBITS


Exhibit No.
-----------

2.1 Agreement and Plan of Merger, dated as of June 27, 1997, among International Post Limited, Video Services Corporation and Louis
               H. Siracusano, Arnold P. Ferolito and Donald H. Buck (incorporated by reference to Exhibit 10.57 to Current Report on Form 8-K (File No. 000-23388) filed with the Securities and Exchange Commission on July 8, 1997).

16.1           Arthur Andersen LLP letter re change in certifying accountant.

99.1           Press Release announcing the completion of the Merger.